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                                                                   Exhibit 10.18

                           PETERSEN HOLDINGS, L.L.C.
                     1997 LONG-TERM EQUITY INCENTIVE PLAN
                     ------------------------------------


1.   Purpose.
     -------

          This plan shall be known as Petersen Holdings, L.L.C. 1997 Long-Term Equity Incentive Plan (the "Plan"). The purpose of the Plan shall be to promote the long-term growth and profitability of Petersen Holdings, L.L.C. (the "Company") and its Subsidiaries by (i) providing certain officers and key employees of, and certain other key individuals who perform services for, the Company and its Subsidiaries with incentives to maximize unitholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

2.   Definitions.
     -----------

          (a) "Board of Directors" and "Board" mean the board of directors of the Managing Member.

          (b)  "Cause" means the occurrence of any of the following events:

               (i) commission of a felony or any crime or offense lesser than a felony involving, or any other act or omission including dishonesty or fraud with respect to, the Company or any of its Subsidiaries or any property, customer or supplier thereof;

               (ii) conduct that has brought the Company or any of its Subsidiaries into public disgrace or disrepute or otherwise has caused injury to the Company or any of its Subsidiaries, monetary or otherwise;

               (iii) willful refusal to perform or substantial disregard or neglect of duties properly assigned, as determined by the Company; or

               (iv) gross negligence or wilful misconduct in the performance of duties for the Company or any Subsidiary which, if subject to cure, continues after written notice thereof from the Company.

          (c) "Change in Control" means the occurrence of any of the following events:

               (i) if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act, other than an Exempt Person, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the
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Managing Member representing 50% or more of the combined voting power of the
Managing Member's then outstanding securities;

               (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Managing Member's stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

               (iii) the stockholders of the Managing Member approve a merger or consolidation of the Managing Member or the Company with any other corporation or entity, other than a merger or consolidation of the Company and the Managing Member or a merger or consolidation which would result in all or a portion of the voting securities of the Managing Member or the Company, as the case may be, outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of the voting securities of the Managing Member or the Company, as the case may be, or such surviving entity outstanding immediately after such merger or consolidation; or the stockholders of the Managing Member approve a plan of complete liquidation of both the Managing Member and the Company or an agreement for the sale or disposition by the Managing Member or the Company of all or substantially all the Managing Member's or the Company's assets, other than a sale or other disposition of Company's assets to the Managing Member or a sale or other disposition of the Managing Member's or the Company's assets to an Exempt Person.

          (d) "Class A Common Units" means the Class A Common Units of the Company, and any other shares or ownership interests issued by the Company or any successor thereto in a Reorganization, including but not limited to Common Stock, par value $.01 per share of the Managing Member, into which such units may be converted or for which such units may be exchanged by reason of a Reorganization.

          (e)  "Code"  means the Internal Revenue Code of 1986, as amended.

          (f) "Committee" means the Compensation Committee of the Board. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 under the Exchange Act and
Section 162(m) of the Code.

          (g) "Competition" is deemed to occur in respect of a person whose employment with the Company or its Subsidiaries has terminated if such person obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which such person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries.

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          (h)  "Disability" means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise approved by the Committee.

          (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (j) "Exempt Person" means (i) any of Willis Stein & Partners, L.P., James D. Dunning, Jr., Laurence H. Bloch, D. Claeys Bahrenburg, Neal Vitale and Richard S. Willis, or any combination of all or any of the foregoing, (ii) any person, entity or group under the control of any one or more of the parties included in clause (i), or (iii) a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

          (k) "Fair Market Value" of a Class A Common Unit means, as of the date in question, the officially-quoted closing selling price of such Class A Common Unit (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Class A Common Units are then listed for trading (including for this purpose the Nasdaq National Market) (the "Market") for the immediately preceding trading day or, if the Class A Common Units are not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Class A Common Units determined in good faith by the Board; provided, however, that when Class A Common Units received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any such Class A Common Units used to pay the exercise price or withholding taxes and to compute withholding taxes.

          (l) "IPO Roll-up" means a transaction approved by the Board pursuant to which holders of all or a substantially portion of the equity interests in the Company would contribute such interests to the Managing Member in exchange for capital stock of the Managing Member, or another transaction pursuant to which all or a substantial part of the Company's equity interests would be converted in to capital stock of the Managing Member, in connection with an offering and sale to the public of shares of capital stock of the Managing Member pursuant to a registration statement filed with the U.S. Securities and Exchange Commission under the Securities Act.

          (m) "Managing Member" means BrightView Communications Group, Inc. or any successor thereto as the managing member of the Company.

          (n) "Non-Employee Director" has the meaning given to such term in Rule 16b-3 under the Exchange Act.

          (o) "Other Company Securities" mean securities of the Company or any successor entity to the Company in connection with a Reorganization or other change in the structure of the Company, other than Class A Common Units, which may include, without limitation, unbundled stock, units or components thereof, debentures, preferred units or stock, warrants and securities convertible into or exchangeable for Class A Common Units or other property.

          (p) "Reorganization" means any recapitalization, reorganization, merger, consolidation or any other change in the structure or ownership interests of the Company, including

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but not limited to an IPO Roll-up or any other exchange or contribution of substantially all of the equity securities of the Company for securities of any other entity.

          (q) "Retirement" means retirement as defined under any Company pension plan or retirement program or termination of one's employment on retirement with the approval of the Committee.

          (r)  "Securities Act" means the Securities Act of 1933, as amended.

          (s) "Subsidiary" means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity, or such lesser percentage as may be approved by the Committee, are owned by the Company through one or more Subsidiaries, directly or indirectly.

3.   Administration.
     --------------

          (a) The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term "Committee" shall be deemed to mean the Board for all purposes herein. The Committee shall consist of at least two directors. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made,
(iii) modify the terms of grants made under the Plan, (iv) interpret the Plan and grants made thereunder, (v) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States and (vi) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Managing Member or the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Managing Member or the Company in connection with the performance of duties under the Plan, except for such member's own willful misconduct or as expressly provided by statute.

          (b) The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company's general creditors.

4.  Units Available for the Plan.
    ----------------------------

          (a) Subject to adjustments as provided in Section 12, an aggregate of 10,000 Class A Common Units (the "Units") may be issued pursuant to the Plan. Such Units may be in whole or in part authorized and unissued, or units which have been reacquired by the Company. If

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any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Units, such unpurchased or forfeited Units shall thereafter be available for further grants.

          (b) Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 14 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

5.   Participation.
     -------------

          (a) Participation in the Plan shall be limited to those officers (including non-employee officers), key employees of, and other key individuals performing services for, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the employ of or the performance of services for the Company or any Subsidiary or shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment or performance of services of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Managing Member, the Board or the Committee.

          (b) Options may be granted to such persons and for such number of Units as the Committee shall determine (such individuals to whom grants are made being sometimes herein called "optionees" or "grantees," as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

6. Options. Options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

          (a) Price. The price per Unit deliverable upon the exercise of each option ("exercise price") shall be established by the Committee.

          (b)  Payment.

               (i) Options may be exercised, in whole or in part, upon payment of the exercise price of the Units to be acquired. Unless otherwise determined by the Committee, payment shall be made (A) in cash (including check, bank draft or money order), (B) by delivery of outstanding Class A Common Units with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options' exercise, (C) by simultaneous sale through a broker reasonably acceptable to the Committee of Units acquired on exercise, as permitted

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under Regulation T of the Federal Reserve Board, (D) by authorizing the Company to withhold from issuance a number of Units issuable upon exercise of the options which, when multiplied by the Fair Market Value of a Class A Common Unit on the date of exercise is equal to the aggregate exercise price payable with respect to the options so exercised (or terminate a portion of such option with the same effect) or (E) by any combination of the foregoing. Options may also be exercised upon payment of the exercise price of the Units to be acquired by delivery of the optionee's promissory note, but only to the extent specifically approved by and in accordance with the policies of the Committee.

               (ii) In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (B) of subparagraph (i) above, (x) only a whole number of Class A Common Unit(s) (and not fractional Class A Common Units) may be tendered in payment, (y) such grantee must present evidence acceptable to the Company that he or she has owned any such Class A Common Units tendered in payment of the exercise price (and that such tendered Class A Common Units have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (z) Class A Common Units must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (1) physical delivery of the certificate(s) for all such Class A Common Units tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, (2) direction to the grantee's broker to transfer, by book entry, such Class A Common Units from a brokerage account of the grantee to a brokerage account specified by the Company or (3) otherwise in accordance with
Article X of the Company's Amended and Restated Limited Liability Company Agreement dated as of September 30, 1996, as amended from time to time. When payment of the exercise price is made by delivery of Class A Common Units, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Class A Common Unit(s) tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender Class A Common Units having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised.

               (iii) In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (D) above, (x) only a whole number of Unit(s) (and not fractional Units) may be withheld in payment, and (y) the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Unit(s) withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Units having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised. Any withheld Units shall no longer be issuable under such option.

          (c) Terms of Options. The term during which each option may be exercised shall be determined by the Committee, but, except as otherwise provided herein, in no event shall an option be exercisable in whole or in part more than ten years from the date it is granted. All rights to purchase Units pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Units constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the

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Committee. Unless otherwise provided herein or in the terms of the related grant, an optionee may exercise an option only if he or she is, and has been continuously since the date the option was granted, a director, officer or employee of the Company or a Subsidiary. Prior to the exercise of an option and delivery of the Units represented thereby, the optionee shall have no rights as a stockholder with respect to any Units covered by such outstanding option (including any dividend or voting rights).

          (d)  Termination; Change in Control.

               (i) If a participant ceases to be an officer or employee of the Company and any Subsidiary due to death or Disability, (A) each of such participant's Options that was exercisable on the date of death or Disability shall remain exercisable for, and shall otherwise terminate at the end of, a period of up to 180 days after the date of death or disability, but in no event after the expiration date of the option; provided that, in the case of a Disability, the participant does not engage in Competition during such period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's Options that were not exercisable on the date of death or Disability shall become fully vested and exercisable and shall remain so for a period of 180 days from the date of such death or Disability, but in no event after the expiration date of the option.

               (ii) If a participant ceases to be an officer or employee of the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) each of his or her Options that was exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of up to one year after the date of Retirement, but in no event after the expiration date of the options; provided that the participant does not engage in Competition during such one-year period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's Options that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement.

               (iii) If a participant ceases to be an officer or employee of the Company or a Subsidiary due to or after Cause, all of his or her options shall be forfeited immediately upon such cessation, whether or not then exercisable.

               (iv) Unless otherwise determined by the Committee, if a participant ceases to be an officer or employee of the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) each of his or her Options that was exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 30 days after the date of such cessation, but in no event after the expiration date of the options; provided that the participant does not engage in Competition during such 30-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

               (v) Unless otherwise determined by the Committee, upon a Change in Control, each participant's Options shall become fully vested and exercisable.

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7.   Withholding Taxes.

     (a) Company Requirement. The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Units issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to this Section 7(a) or Section 7(b), of any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or any delivery of Units. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or to the delivery of Units under the Plan, or to retain or sell without notice a sufficient number of the Units to be issued to such grantee to cover any such taxes, the payment of which has not otherwise been provided for in accordance with the terms of the Plan, provided that the Company shall not sell any such Units if such sale would be considered a sale by such grantee for purposes of Section 16 of the Exchange Act that is not exempt from matching thereunder.

     (b) Participant Election. Unless otherwise determined by the Committee, a participant may elect to deliver Class A Common Units (or have the Company withhold units acquired upon exercise of an option or deliverable upon grant or vesting of restricted units, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or the delivery of restricted units upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the units to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver Class A Common Units pursuant to this Section 7(b), such delivery must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery of Class A Common Units in payment of the exercise price of options.

8. Written Agreement; Vesting. Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Sections 6 and 7 in connection with a Change of Control or certain occurrences of termination, no grant under this Plan may be exercised within six months of the date such grant is made.

9. Transferability. Unless the Committee determines otherwise, no option granted under the Plan shall be transferable by a participant otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option may be exercised only by the optionee or grantee thereof or his guardian or legal representative.

10.  Listing, Registration and Qualification.

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     (a)  If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Units subject to any option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Units thereunder, no such option may be exercised in whole or in part unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

     (b) It is the intent of the Company that the Plan comply in all respects with Section 162(m) of the Code, that awards made hereunder comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3 or Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3 or Section 162(m), as the case may be.

11. Transfer of Employee. Transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, and from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

12.  Adjustments.

     (a) In the event of a unit split, unit dividend, combination of units, distribution of assets, Reorganization or any other change in the corporate structure or membership interests of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Units or other property reserved for issuance under the Plan, in the number and kind of Units or other property covered by grants previously made under the Plan, and in the exercise price of outstanding options. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any Reorganization in which the Company is not the surviving or continuing corporation, all of the Company's obligations regarding options that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or other entity or canceled in exchange for property (including cash).

     (b) Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2(c), the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee's discretion.

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13.  Securities Law Compliance.  Each Option awarded under this Plan shall be subject to the condition that such Option may not be exercised if and to the extent the Committee determines that the sale of securities upon exercise of the Option may violate the Securities Act or any other law or requirement of any governmental authority. The Company shall not be deemed by any reason of the granting of any Option to have any obligation to register the Units subject to such Option under the Securities Act or to maintain in effect any registration of such Units which may be made at any time under the Securities Act. An Option shall not be exercisable if the Committee or the Board determines there is non-public information material to the decision of the holder of such Option to exercise such Option which the Company cannot for any reason communicate to such holder. Without limiting the foregoing, the Committee or the Board, in its sole discretion, may require any person exercising an Option to make such representations, including a representation that it is the optionee's intention to acquire units for investment and not with a view to distribution thereof, and furnish such information as it may consider appropriate in connection with the issuance or delivery of the units in compliance with applicable laws, rules and regulations. In such event no shares shall be issued to such holder unless and until the Committee or the Board is satisfied with the accuracy of any such representations.

14. Termination and Modification of the Plan. The Board of Directors, without further approval of the stockholders of the Managing Member or the members of the Company, may modify or terminate the Plan, except that no modification shall become effective without prior approval of the stockholders of the Managing Member or the members of the Company if stockholder or member approval would be required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any listing requirement of the principal stock exchange on which the Class A Common Units are then listed.

15. Amendment or Substitution of Awards under the Plan. The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder or of the date of removal of restrictions on Units); provided that, except as otherwise provided in Section 12, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent. The Committee may, in its discretion, permit holders of options under the Plan to surrender outstanding options in order to exercise or realize rights under other options, or in exchange for the grant of new options, or require holders of options to surrender outstanding options as a condition precedent to the grant of new options under the Plan.

16. Commencement Date; Termination Date. The date of commencement of the Plan shall be July 31, 1997, subject to approval by the Managing Member on behalf of the Company. Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on July 31, 2007; provided that the Board may, prior to such termination, extend the term of the Plan for up to five years for the grant of awards other than Incentive Options. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any grant of options or other incentives theretofore granted under the Plan.

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17.  Governing Law.  The Plan shall be governed by the corporate laws of the
State of Delaware, without giving effect to any choice of law provisions.

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